                                     ITEM 1
                        THE FRANCHISOR, ITS PREDECESSORS
                                 AND AFFILIATES

 "Airsopure" or "we" means Airsopure International Group, Inc. the franchisor. "You" means the person who buys the franchise. If the franchise owner is a corporation or other entity, "you" refers only to the business entity which owns the franchise unless we indicate otherwise. We do business under the same name as our franchise company, "Airsopure." Airsopure is a wholly owned subsidiary of Airtech International Group, a publicly traded company, on the NASDAQ/OTC BB under the symbol AIRG. Additionally, Airsopure has an affiliate, Airsopure, Inc., which may supply products to our franchise owners. The principal business address for Airsopure International Group, Inc., Airsopure, Inc., and Airtech International Group, Inc., is 15400 Knoll Trail, Suite 200, Dallas, Texas 75248. Our agent for service of process is listed in this offering circular as Exhibit
B. Airsopure International Group, Inc. is a Nevada corporation which was incorporated on January 5, 2000.

Airsopure grants franchises to individuals and business entities for the operation of one or more retail/residential Airsopure Centers ("Airsopure Center(s)" or "Center(s)"). Airsopure owns and operates one business of the type being franchised. Airsopure offers no other types of franchises, and conducts no other business than the franchising of Airsopure Centers.

Each Airsopure Center will be located in a retail center or office/showroom space and occupy about 1,000-1,200 square feet. Your Center will be used to showcase Airsopure air filtration products for retail sales, with office space for your residential sales team and staff. Your Center will retail Airsopure clean air filtration products to residential customers in your territory. Your sales team will sell direct to customers in their homes, as well as conducting retail sales in your Center. The market for air filtration products is established and growing. As air quality in larger cities has declined, respiratory problems and breathing related ailments have increased dramatically. Air filtration and purification systems are well accepted and in wide use. Airsopure has developed products using the latest technological advances to help produce clean and purified air environments in homes. Customers are in all age groups, and sales are not generally seasonal, but year around. There are no specific state or federal regulations governing the sale of our products. There are other existing competing products for air filtration and purification on the retail market; however, we are not aware of any other franchise that is similar to ours. Airsopure offers a "system" for operation of a complete business, not just the sale of an individual product.

Airsopure is a new franchise offering. Airsopure opened its first company Center as of February 1, 2000. Neither Airsopure, Inc., nor Airtech International Group, Inc. has conducted a business or offered franchises of the type to be operated by the Franchisee; although Airtech International Group, Inc. utilized salesman to sell their indoor air filtration systems and supplies under the same name Airsopure. Neither Airsopure nor Airtech International Group, Inc. have offered franchises in other lines of business; however Airsopure, Inc., an affiliate, offered and sold 18 franchises from April 1997 to December 1999, for the sale of commercial building air filtration products. Airsopure, Inc. no longer offers franchises.

                                     ITEM 2
                               BUSINESS EXPERIENCE

C. J. COMU, CHIEF EXECUTIVE OFFICER, SECRETARY AND DIRECTOR. Mr. Comu has served as Chief Executive Officer, Secretary and Director of Airsopure International Group, Inc. since its inception. He has also served as Chief Executive Officer of Airtech International Group, Inc. from February 1995 to the present. From 1990 to February 1995 he was President and co-founder of Transworld Leasing located in Dallas, Texas. Mr. Comu directs the overall operations and marketing strategy for Airsopure and its franchisees.

JOHN POTTER, PRESIDENT AND DIRECTOR. John Potter is President and a Director of Airsopure International Group, Inc. He was also co-founder of Airtech International Group, Inc., in February 1995. Mr. Potter is primarily responsible for manufacturing, operations oversight, marketing and new product development.

JAMES R. HALTER, ESQ., MBA, CPA, CHIEF FINANCIAL OFFICER, TREASURER AND DIRECTOR. Mr. Halter is Chief Financial Officer, Treasurer and a Director of Airsopure International Group, Inc. since its inception on January 5, 2000. He was employed by Airtech International Group, Inc., beginning in October 1999, as CFO and General Counsel. From January 1990 to October 1999, Mr. Halter owned his own tax and business consulting practice. Concurrently, from September 1996 to January 1999, he attended and graduated from Case Western Reserve University School of Law, in Cleveland, Ohio. Mr. Halter is assisting Airsopure with financial management and strategic planning for the company and its franchisees.

STEPHEN W. HAMPTON, FRANCHISE SALES. Mr. Hampton was hired by Airtech International Group, Inc., on November 1, 1999, to head the franchising efforts of Airsopure International Group, Inc. Prior to that, Mr. Hampton was an independent contractor, beginning in 1992, with PSA, Inc., a national franchising and marketing company based in Dallas, Texas. Mr. Hampton consulted and franchised 10 different companies while working with PSA. He did business as President of Marketect, as a sub-contractor to PSA, Inc., for national and international franchise sales. Mr. Hampton currently is responsible for all franchise marketing efforts for Airsopure, domestically and internationally.

                                     ITEM 3
                                   LITIGATION

No litigation is required to be disclosed in this offering circular.

                                     ITEM 4
                                   BANKRUPTCY

No officer or director previously identified in Items 1 or 2 of this offering circular has been involved as a debtor in proceedings under the US Bankruptcy Code required to be disclosed in this Item.

                                     ITEM 5
                              INITIAL FRANCHISE FEE

You must pay a $25,000 lump sum franchise fee when you sign the Franchise Agreement (Exhibit C). Airsopure will refund the entire amount if we do not approve your application within 45 days. You must find a suitable Center site within 90 days of signing the Franchise Agreement, unless we mutually agree otherwise (see Item 11.C.). If we cannot agree on a Center location within 4 months we may at our sole discretion a) extend your search time, b) exchange your territory, or c) terminate your Franchise and refund up to 70% of your Franchise Fee. There are no refunds under any other circumstances.

--------------------------------------------------------------------------------
                                     ITEM 6
                                   OTHER FEES

------------------------------------------------------------------------------------------------------------------------
        NAME OF FEE                     AMOUNT                       DUE DATE                       REMARKS
------------------------------------------------------------------------------------------------------------------------
Royalty                      5% Gross Sales                  7th of the month for the
                                                             previous month
------------------------------------------------------------------------------------------------------------------------
Local Advertising            2% Gross Sales                  7th of the month for the      Starts 60 days after opening,
                                                             previous month                you account for how you spent
                                                                                           money
------------------------------------------------------------------------------------------------------------------------
Advertising Fund             2% Gross Sales                  Begins January 2001           Regional, National Ads
                                                                                           Separate Fund
------------------------------------------------------------------------------------------------------------------------
Transfer                     $1000                           Payable date of sale or
                                                             transfer of your franchise
------------------------------------------------------------------------------------------------------------------------
Audit                        Cost of audit                   Upon demand                   Payable only if audit reveals
                                                                                           underpayment of at least 2%of
                                                                                           funds due
------------------------------------------------------------------------------------------------------------------------
Interest (1)                Lesser of Prime rate charged     Upon demand                   Payable on overdue amounts
                            by Bank of America plus 2%or                                   not paid by Due Date
                            maximum permitted by state law
------------------------------------------------------------------------------------------------------------------------
Renewal                     $1000                            Upon renewal date
------------------------------------------------------------------------------------------------------------------------

All fees are imposed by and payable to Airsopure, except Local Advertising, which you spend in your own territory, and account to Airsopure for such approved expenditures. All fees are non-refundable.
(1) Interest begins from the date the payment was due.

                                     ITEM 7
                               INITIAL INVESTMENT

Your Estimated Initial Investment for one Center (see also Notes following table):

-------------------------------------------------------------------------------------------------------------------------
          CATEGORY                    AMOUNT                PAYMENT              WHEN DUE               TO WHOM
-------------------------------------------------------------------------------------------------------------------------
Franchise Fee (1)             $25,000                 Lump Sum             Signing Agmt.        Airsopure
-------------------------------------------------------------------------------------------------------------------------
Training (2)                  $1,000-2,500            As Incurred          As Incurred          Airline, Hotel, etc.
-------------------------------------------------------------------------------------------------------------------------
Lease Deposits (3)            $1,000-3,000            Lump Sum             As Incurred          Landlord, utilities
-------------------------------------------------------------------------------------------------------------------------
Remodeling (4)                $1,000-7,000            As Incurred          As Incurred          Contractors, Landlord
-------------------------------------------------------------------------------------------------------------------------
Computer System (5)           $2,500-5,000            As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Office Furnishings (6)        $2,500-4,000            As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Showroom, Signs (7)           $2,500-5,000            As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Open Inventory (8)            $5,000-10,000           As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Office Supplies (9)           $500-1,000              As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Marketing Mat'ls. (10)        $1,000-3,000            As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous (11)            $500-1,500              As Incurred          As Incurred          Vendors
-------------------------------------------------------------------------------------------------------------------------
Initial Advertising (12)      $5,000-15,000           As Incurred          As Incurred          Media
-------------------------------------------------------------------------------------------------------------------------
Insurance (13)                $500-4,000              As Incurred          As Incurred          Insurance Agent
-------------------------------------------------------------------------------------------------------------------------
Professional Fees (14)        $500-1,500              As Incurred          As Incurred          Attorney, CPA
-------------------------------------------------------------------------------------------------------------------------
Software Fee (15)             $3,000                  Lump Sum             As Incurred          Vendor
-------------------------------------------------------------------------------------------------------------------------
Working Capital (16)          $12,500-25,000          As Incurred          As Incurred          Various
-------------------------------------------------------------------------------------------------------------------------
TOTAL                         $64,000-115,500
-------------------------------------------------------------------------------------------------------------------------

NOTES TO ITEM 7:

(l) See Item 5 for conditions when this fee is refundable. Airsopure does not finance any fee.
(2) You pay transportation and boarding while in training. Expenses will vary based on distance and level of your expenses.
(3) Lease costs and deposits may vary based on your choice of office/showroom.
(4) If your space requires improvements, you may need to purchase them from landlord, contractors, or possibly negotiate them into your lease. Costs will vary based on changes requested.
(5) You will purchase one computer system, with modem, printer, fax, internet capability. We will specify configuration. You will use our software, or approved vendor software, as available. You may purchase other computers if you desire.
(6) You need regular office furniture, depending on size and layout of your space, as well as plain paper fax, phone system (minimum 3 line), and copier (optional).
(7) Showroom displays, graphics and equipment will vary based on size of your space.
(8) Opening Inventory includes enough products to adequately begin your marketing and sales efforts.
(9) We will supply you with a list of recommended supplies and stationery.
(10) Marketing materials include an opening supply of approved brochures and other pieces in our marketing program from authorized vendors.
(11) Petty cash fund for unanticipated small miscellaneous expenses in opening your office.
(12) We will assist you with designing a custom advertising program for your office, including direct mail, flyers and other media and opening activities, over the first 30-60 days.
(13) You will need general business insurance for the term of your franchise and lease space. Rates will vary based on carrier, location, etc.
(14) If you incorporate, hire services of attorney or CPA, or accountant to help set-up your business, you may be charged fees for such services. Charges and services will vary.
(15) We may require you to purchase custom software, if we do, the fee will include the first year's maintenance. There may be an annual fee thereafter for updates and maintenance, although that fee is not yet known.
(16) The actual amount of working capital you will need may vary depending on your Center, sales staff, marketing plan and other factors, as well as your management and business skills.

The table above represents an estimate of your initial start-up expenses. Airsopure cannot guarantee that you will not have additional expenses starting the business. Your costs will depend on such factors as how much you follow our system and procedures; your business and management skills; local economic conditions and product acceptance; competition and your sales made during the initial 60-90 day period. Airsopure has relied upon its own experience to estimate these amounts. Review these figures carefully with a business advisor before making any decision to purchase the franchise.

Airsopure does not offer direct or indirect financing to franchisees for any items or products.

                                     ITEM 8
                           RESTRICTIONS ON SOURCES OF
                             PRODUCTS AND SERVICES

PRODUCTS. You must purchase all air purification products from Airsopure, or its affiliates. There are no other suppliers. These products are manufactured to strict standards, incorporate trade secrets and are proprietary to Airsopure and/or its affiliates. You are allowed to sell only products and services that have been expressly authorized for sale in writing in the manner we specify. You must not deviate from any of our specifications without our written consent. The current product line for equipment and filters, and the services offered by Airsopure are described in the confidential Operations Manual (also referred to as the "Manual"). Airsopure or its affiliates will derive revenue from your purchases of products. As this is a new offering, we do not have a precise basis for estimating total revenues to Airsopure or its affiliates. Cost of products will represent approximately 35% to 50% of suggested retail. Airsopure may receive a portion of the wholesale cost, although that percentage has not yet been set from our affiliate. We estimate that your initial purchases will account for 7-8% of your initial investment, and perhaps 90% or more of all your purchases while operating the business. You purchase all products at a wholesale cost, and sell them at retail pricing. You have discretion as to the prices you charge customers for your products although we recommend suggested retail pricing. We may add, delete or modify products from time to time, for which you will be notified in writing.

MARKETING MATERIALS. We are currently the only suppliers of marketing materials in the system. These promotional materials are designed to promote sales within the Airsopure product line for your benefit. If you desire to obtain promotional materials or advertisements from other suppliers, you must submit the materials to Airsopure for our approval in writing prior to use (Franchise Agreement
Section 10.01). We will determine whether such other suppliers can be approved within 30 days, in writing to you, based on quality, pricing, delivery time, and other factors. Our criteria are available in writing in our Manual.

COMPUTER HARDWARE CONFIGURATION AND SOFTWARE SPECIFICATION. We may specify certain computer hardware in order to be compatible for polling and transferring information from your computer system to ours. We use approved vendors, and may approve others, provided they can demonstrate compatible configuration with our system in a timely basis. We derive no revenue from these vendors. Computer hardware approval criteria are available in writing in our Manual. The software is in development, and if and when offered will be offered to all franchise owners on the same basis. The software is owned by a third party company, and customized for our use. If and when it is available, it will be a required product for you to use, without exception,. We may derive no revenue from the purchase of the software; however, if we do, it will be to offset the development costs. Of the estimated $3,000 cost for software, up to 10% may go to Airsopure for development costs. This will represent less than 1% of you initial or ongoing expenses or purchases. Upgrades and maintenance costs will be paid to a third party.

Airsopure relies totally upon its franchise network for the sale of its products. You will derive some ongoing benefit from the purchase of products from us, including maintaining your franchise, and sharing information and techniques with other franchise owners. There is no quota for your sales.

--------------------------------------------------------------------------------

                                     ITEM 9
                            FRANCHISEE'S OBLIGATIONS

THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

              --------------------------------------- ------------------------------ -------------------------
                            OBLIGATION                    SECTION IN FRANCHISE           ITEM IN OFFERING
                                                                AGREEMENT                    CIRCULAR
              --------------------------------------- ------------------------------ -------------------------
              Site selection and acquisitions/lease   Section 4                      Item 11
              --------------------------------------- ------------------------------ -------------------------
              The pre-opening purchases/leases        Section 5                      Items 7, 8
              --------------------------------------- ------------------------------ -------------------------
              Site development and other              Sections 4 and 5               Items 7, 8
              pre-opening requirements
              --------------------------------------- ------------------------------ -------------------------
              Initial and on-going training           Sections 5.C.                  Items 7, 11
              --------------------------------------- ------------------------------ -------------------------
              Opening                                 Sections 5 and 6               Items 7, 11
              --------------------------------------- ------------------------------ -------------------------
              Fees                                    Section 3                      Items 5, 6, 7
              --------------------------------------- ------------------------------ -------------------------
              Compliance with standards and           Sections 5, 6, 7, 8 and 9      Items 8, 11, 14
              policies/operating manual.
              --------------------------------------- ------------------------------ -------------------------
              Trademarks and proprietary              Section 7                      Items 13, 14
              information.
              --------------------------------------- ------------------------------ -------------------------
              Restrictions on products/services       Sections 5 and 6               Item 8
              offered
              --------------------------------------- ------------------------------ -------------------------
              Warranty and customer service           none                           none
              requirements
              --------------------------------------- ------------------------------ -------------------------
              Territorial development and sales       none                           none
              quotas
              --------------------------------------- ------------------------------ -------------------------
              On-going product/purchases              Section 6                      Item 8
              --------------------------------------- ------------------------------ -------------------------
              Maintenance, appearance and             Section 4 and 5                Items 16, 17
              remodeling requirements
              --------------------------------------- ------------------------------ -------------------------
              Insurance                               Section 11                     Items 7, 11
              --------------------------------------- ------------------------------ -------------------------
              Advertising                             Sections 7 and 10              Items 6, 11
              --------------------------------------- ------------------------------ -------------------------
              Indemnification                         Section 17                     Item 11
              --------------------------------------- ------------------------------ -------------------------
              Owner's participation/                  Section 5                      Item 15
              management/staffing
              --------------------------------------- ------------------------------ -------------------------
              Records and Reports                     Section 9                      Item 6
              --------------------------------------- ------------------------------ -------------------------
              Inspection and audit                    Section 9                      Items 6, 11
              --------------------------------------- ------------------------------ -------------------------
              Transfer                                Section 12                     Item 17
              --------------------------------------- ------------------------------ -------------------------
              Renewal                                 Section 2                      Item 17
              --------------------------------------- ------------------------------ -------------------------
              Post-termination obligations            Sections 15 and 16             Item 17
              --------------------------------------- ------------------------------ -------------------------
              Non-competition covenants               Section 16                     Item 17
              --------------------------------------- ------------------------------ -------------------------
              Dispute resolution                      Section 18                     Item 17
              --------------------------------------- ------------------------------ -------------------------

                                     ITEM 10
                                    FINANCING

Airsopure does not offer direct or indirect financing. We do not offer any notes, leases or any obligation.

                                     ITEM 11
                            FRANCHISOR'S OBLIGATIONS

Except as listed below, we need not provide any assistance to you.

A. PRE-OPENING OBLIGATIONS

Before you open your franchised business, we will:
1) Designate a geographic area to be your designated territory (your "Exclusive Territory") prior to your execution of the Franchise Agreement (Franchise Agreement Paragraph C of Recitals and Section 1.01);
2) Provide you, on loan, one copy of Airsopure's Operations Manual (Franchise Agreement Section 8.01);
3) Evaluate your request of the proposed location for the Center within 7 working days from receipt of your written request for approval, provided you have met the listed criteria for office/showroom locations in the Operations Manual (Franchise Agreement Section 4.01.A);
4) Within four months of your signing your Franchise Agreement, provide an initial training program for you as described below (Franchise Agreement Section 4.01.C.); and
5) Provide you with specifications for inventory, supplies and equipment in the Operations Manual (Franchise Agreement Section 4.01.B).

B. CONTINUING OBLIGATIONS

1. During the operation of the Center, we will:

A.) Provide daily advisory assistance by telephone for the first two weeks after you begin operation of the Center (Franchise Agreement Section 4.02.A);
B.) Provide continuing consultation and advisory assistance to you in the manner and at such time as we deem advisable concerning the operation, advertising and promotion of the Center (Franchise Agreement Section 4.02.B);
C.) Provide you with any updates, revisions and amendments to the Operations Manual (Franchise Agreement Section 4.02.C. and 8.03.);
D.) Assist you with product management and inventory controls (Franchise Agreement Section 4.02.D and Section 6);
E.) Provide you at Airsopure's sole discretion such continuing training programs as we deem appropriate (Franchise Agreement Section 4.02.E.); and F.) Defend you at our expense against any third-party claim or lawsuit involving your use of the Airsopure trademarks as long as you have used the Airsopure trademarks as the Franchise Agreement requires (Franchise Agreement 7.05).

2. Advertising Program

A.) Local Advertising. Airsopure requires you to spend at least 2% of your Gross Sales on approved local advertising, including direct mail, flyers, Yellow Pages-Registered Tradmark- ads and other media, beginning with the date you open your Center (Franchise Agreement Section 10.04.). You do not send these funds to Airsopure. You may develop advertising materials for your own use at your cost, but Airsopure must approve the advertising materials in advance in writing before use (Franchise Agreement Section 10.01). You must account to us for the advertising you place each month, in writing, as part of your quarterly advertising plan.

B.) Advertising Fund. Airsopure may at its discretion provide placement of advertising for the benefit of the entire Airsopure system, beginning January 1, 2001, unless Airsopure, in its sole discretion delays the start date (Franchise Agreement Section 3.01D). You must pay this 2% of Gross Sales monthly to Airsopure when the Fund is activated. There is no plan for an advertising council. Airsopure will make all marketing decisions regarding this Fund. Most of the advertising will be placed on a regional or national basis, typically by management of Airsopure or by Airsopure's public relations company. Airsopure anticipates that most of its advertising will be created by an outside advertising agency.

Airsopure reserves the right to use the monthly fees collected for the Advertising Fund to place advertising in regional and/or national media (including broadcast, print or other media). All amounts contributed to the Advertising Fund are used to promote the products sold by franchisees and are not used to sell additional franchises. Any amount remaining in the Advertising Fund at the end of a fiscal year may be spent in subsequent fiscal years. An accounting of the Advertising Fund expenditures is available to you upon request following the close of each fiscal year (May 31) (Franchise Agreement Section 10.03.A.). No Advertising Fund fees will be spent for the solicitation of franchise sales. (See also Items 6, 8 and 9 of this offering circular.)

2. Computer Hardware and Software

Airsopure requires that you use and maintain a standard computer package of hardware and software. You will purchase a Windows 2000 compatible system, Pentium II based, with modem and sufficient memory to handle normal business activities, and a color inkjet printer. Software programs will include off-the-shelf accounting, lead management, word processing and graphics programs (Microsoft Office 2000) to be used by all franchisees. We reserve the right to require your use of customized software developed by a third party company specifically for our franchisees, although such software has not been developed. When such software is made available to all franchisees, you will be required to install and use this software. We may impose a reasonable training fee paid to a third party to train you (and your staff) on this software. You will be obligated to use this software for lead, sales and product tracking and accounting purposes. We estimate that such software may cost up to $3,000 to purchase, and up to several hundred dollars per year for support and upgrades from a third party. We will have independent modem access to your lead, sales and product data; however, we will not access your financial records other than as noted, unless we have your permission or we have notified you in writing that you are being audited by us, within 24 hours of such notification.

We are not obligated by the Franchise Agreement or any other agreement to provide any other supervision, assistance or services in connection with the ongoing operation of the franchised business. Any duty or obligation imposed on us by the Franchise Agreement or otherwise may be performed by any of our designees, employees or agents, as we may direct (See also Item 6.).
You will be given an opportunity to review the Franchise Operations Manual before you sign the Franchise Agreement.

C. YOUR CENTER LOCATION

Airsopure assigns you an Exclusive Territory (See Item 12.) in which you must find an acceptable Center location in an retail office/showroom facility. We must approve your proposed Center location, based on the location meeting certain criteria including lease costs, terms, size and configuration, visibility, traffic count, proximity within your territory to your prospective customers, and other factors. Once you find at least 3 qualified sites, we will approve one of these sites within 7 days. You must find a suitable Center site within 90 days of signing the Franchise Agreement, unless we mutually agree otherwise. If we mutually cannot agree on a Center location, within 4 months, we may at our sole discretion a) extend your search time, b) exchange your territory, or c) terminate your Franchise and refund up to 70% of your Franchise Fee.

D. OPENING TIME FRAME

The typical length of time from the date you sign the Franchise Agreement until the date you open a Center for business is 4 to 5 months or sooner, depending on your ability to find a suitable Center location for approval, and other factors.

E. TRAINING PROGRAM

We will conduct our Indoor Air Quality (IAQ) Specialist and Center management training program at out Dallas, Texas offices and/or our company-owned Center facility in Dallas. You will learn all facets of the Airsopure Center business from air diagnostics to product sales and business management techniques. We will conduct such training programs on an as needed basis throughout the year, based upon the number of franchisees to be trained and available trainers' schedules. Training will be supervised by John Potter (See Item 2.), and will also include industry trade specialists, as well as qualified advertising and air purification equipment professionals as guest lecturers. All instructors work for us, are approved vendors or approved consultants.

You will be responsible for travel, lodging, salary and personal expenses for yourself and one of your employees during the 5 day training program. The initial training is mandatory, and you and your employee must complete it to our satisfaction. If neither of you completes the training within 90 days after signing the Franchise Agreement, or if either of you fails the training, at our sole option we may a) require you or your employee to retake the training, b) require you to find an acceptable replacement for you or your employee for training, or c) terminate your Franchise and refund up to 60% of your Franchise Fee.

  New Product courses, marketing and sales updates and additional field training will be required of you and/or your employee from time to time, as required uniformly of all franchisees. These additional training sessions will be solely at your cost for travel and lodging, unless otherwise mutually agreed.

--------------------------------------------------------------------------------
The Operations Manual will be used for reference during the training program. As of the date of this offering circular, the Initial Training required by Airsopure before opening your Center consists of the following:

-----------------------------------------------------------------------------------------------------------
          SUBJECT               TIME             HOURS OF          HOURS OF             INSTRUCTOR
                                BEGUN            CLASSROOM        ON-THE-JOB
                                                 TRAINING          TRAINING
-----------------------------------------------------------------------------------------------------------
Orientation                 Monday                   1                 0         CJ Comu
                                                                                 J Potter
-----------------------------------------------------------------------------------------------------------
The Market                  Monday                   1                 0         J Potter
-----------------------------------------------------------------------------------------------------------
The Product & Service       Monday                   1                 2         Cliff Spicer
-----------------------------------------------------------------------------------------------------------
Field Application           Monday                   4                 2         John Harris
                                                                                 S Hampton
-----------------------------------------------------------------------------------------------------------
Manufacturing               Tuesday                  0                 2         C Spicer
Warehousing
-----------------------------------------------------------------------------------------------------------
Product Knowledge           Tuesday                  1                 1         J Potter
-----------------------------------------------------------------------------------------------------------
Advertising                 Tuesday                  4                 2         S Hampton
                                                                                 Direct Mail Speaker
-----------------------------------------------------------------------------------------------------------


                                       7

-----------------------------------------------------------------------------------------------------------
Administration              Wednesday                1                 4         Susan Potter
-----------------------------------------------------------------------------------------------------------
Computer system             Wednesday                4                 4         S Potter, Guest
-----------------------------------------------------------------------------------------------------------
Sales Marketing             Thursday                 2                 6         S Hampton
-----------------------------------------------------------------------------------------------------------
Sales Marketing             Friday                   2                 6         S Hampton
-----------------------------------------------------------------------------------------------------------
Totals                      5 Days                  21                29
-----------------------------------------------------------------------------------------------------------


                                     ITEM 12
                                    TERRITORY

You will be granted an Exclusive Territory for the operation of your franchised Center, with a minimum population base of 500,000, as defined by zip codes or other common boundaries. You are granted one Center location within your Exclusive Territory. You may relocate your Center, at your sole expense, within your territory upon 30 days prior notice to us in writing stating the reasons for such relocation. Airsopure will not franchise or operate company-owned Centers within your Exclusive Territory using our names, logos or marks. We may franchise or operate company-owned Centers outside your Exclusive Territory using our names, logos or marks. You may not advertise or sell Airsopure products utilizing either the World Wide Web (internet) or through printed catalogues. Any sales outside your territory must be first approved in writing or by facsimile by Airsopure. We will not solicit or accept sales within your territory without notifying you in writing, and arranging nominal compensation to you which we solely determine appropriate.

Airsopure, Inc., an affiliate of Airsopure, has in the past licensed outlets for the sales of similar products, although these products were primarily for commercial application, and not directed at the residential market. While Airsopure, Inc. is not granting any franchises or other licenses for such outlets, these existing outlets may, from time to time, sell similar products within your Exclusive Territory. In such case Airsopure will notify you in writing, and arrange compensation to you which we solely determine appropriate. Airtech International Group, Inc. also reserves the right in the future to grant and make marketing arrangements with other companies for the marketing of similar products which may be sold under a different trademark, but not the same trademark as being granted in this franchise. If this happens in the future, although there is no set timetable, Airsopure will notify you in writing, and arrange compensation to you which we solely determine appropriate.

Unless you have executed a separate Development Agreement, you may not acquire additional franchises within your territory. There is no minimum sales quota. You maintain rights to your territory even though the population increases.

                                     ITEM 13
                                   TRADEMARKS

We grant you the right to operate your Center under the name and trademark "Airsopure." By "trademark," we mean trademarks, trade names, service marks and logos used to identify your franchised business, especially the name "Airsopure" and its design logo, and the service mark "The Essence of Clean Air." Airsopure, Inc. was granted a trademark on the Principal Register with the United States Patent and Trademark Office for "Airsopure" on November 9, 1999, Registration Number 2,291,477. Airsopure has a Trademark License Agreement (Exhibit E) with Airsopure, Inc. granting Airsopure the right to use and franchise others to use the names, logos and trade dress for Airsopure.

You must follow our rules when you use Airsopure's trademark. You cannot use our trademark as part of your corporate legal name or with modifying words, designs or symbols except for those which we license to you. You may not use our trademark in connection with the sale of an unauthorized product or in a manner not authorized in writing by us.

You must notify us immediately when you learn about an infringement of or challenge to your use of our trademark, and you must cooperate with Airsopure in defending or settling any litigation. We will take the action we deem necessary to preserve and protect the ownership and validity of the trademark. Airsopure will defend and indemnify you in legal proceedings involving the licensed trademark filed by third parties alleging infringement provided that you have used Airsopure's trademark as authorized by the Franchise Agreement. We reserve the right to substitute different trademarks for use in identifying the "Airsopure" system without liability to you.

We do not know of any infringing uses of our name or trademarks that could materially affect your use of Airsopure's trademark.

                                     ITEM 14
                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

There are no patents or copyrights currently registered or which we have applied for which are material to the franchise, but you can use the proprietary information in our Operations Manual. Although we have not filed an application for a copyright registration for the Operations Manual, we claim a copyright and the information is proprietary. Section 8., of the Franchise Agreement describes the restrictions on your use of our Operations Manual and your obligation to maintain the contents of the Operations Manual in confidence. All new air purification products, including those under current testing will have patents filed with the US Patent and Trademark Office at our discretion.

We have no obligation under the Franchise Agreement to defend the above described copyrights or to defend you in any litigation relating to these materials, and you have no obligation to report infringement of these to us. We will take such action as we deem appropriate, and we have the right to control all litigation involving these copyrights/patents.

                                     ITEM 15
                        OBLIGATION TO PARTICIPATE IN THE
                             ACTUAL OPERATION OF THE
                               FRANCHISE BUSINESS

You must personally supervise the Center or hire a fully-trained full time manager to devote his/her full time and best efforts to run the Center. The manager must sign a written agreement to maintain confidentiality of the proprietary information described in Item 14 and to comply with the covenants not to compete described in Item 17.

If you are a corporation, the individual who owns controlling interest in the corporation must sign a personal guarantee (Exhibit F) of all of the corporation's obligations to Airsopure.

                                     ITEM 16
                            RESTRICTIONS ON WHAT THE
                              FRANCHISEE MAY SELL

You must offer and sell only those products and services that Airsopure have been approved (see Items 8 and 9). You must offer all products that Airsopure designates as required for all franchisees. These required products and services currently include air purification equipment and air filters. Airsopure has the right to add additional authorized products and services that you are required to offer. There are no limits on Airsopure's right to do so, except that the investment required by a franchisee (for new display equipment, supplies and open inventory) will not exceed $10,000 per year. You are restricted within your territory with respect to the customers to whom you may provide products and services (see Item 12).

--------------------------------------------------------------------------------

                                     ITEM 17
              RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

This table lists certain important provisions of the franchise and related agreements. You should read the provisions in the agreements attached to this offering circular.

---------------------------------------------------------------------------------------------------------------------
               PROVISION                  SECTION IN FRANCHISE                         SUMMARY
                                                AGREEMENT
---------------------------------------------------------------------------------------------------------------------
a. Terms of the franchise                2                       10 years
---------------------------------------------------------------------------------------------------------------------
b. Renewal or extension of               2                       2 renewal terms of 10 years, subject to
the term                                                         contractual requirements
---------------------------------------------------------------------------------------------------------------------
c. Requirements for you to               2                       Notice, good standing, training, upgrade
renew or extend                                                  business, sign release and new agreement, pay fees
---------------------------------------------------------------------------------------------------------------------
d. Termination by you                    None                    None
---------------------------------------------------------------------------------------------------------------------
e. Termination by Airsopure without      None                    None
cause
---------------------------------------------------------------------------------------------------------------------
f. Termination by Airsopure with         14                      Can terminate only if you default
---------------------------------------------------------------------------------------------------------------------


                                       9

---------------------------------------------------------------------------------------------------------------------
cause
---------------------------------------------------------------------------------------------------------------------
g. "Cause" defined--defaults             14                      You have 30 days to cure: failure to make
which can be cured                                               payments, submit reports, maintain standard or
                                                                 follow procedures; legal violations; or any other
                                                                 default not listed in Section 14.01.A.
---------------------------------------------------------------------------------------------------------------------
h. "Cause" defined--defaults             14                      Includes insolvency; conviction of felony;
which cannot be cured                                            unauthorized transfer; disclosure of confidential
                                                                 information; failure to complete training;
                                                                 falsified records and reports; repeated defaults
                                                                 even if cured; other
---------------------------------------------------------------------------------------------------------------------
i. Your obligations on                   15 and 16               Includes complete identification; payment of
termination/non-renewal                                          amounts due; return of proprietary information;
                                                                 cessation of operation; (also see r. below)
---------------------------------------------------------------------------------------------------------------------
j. Assignment of the contract by         12                      No restriction on our right to assign
Airsopure
---------------------------------------------------------------------------------------------------------------------
k. "Transfer" by you--                   12                      Includes transfer of the contract or assets or
definition                                                       ownership change
---------------------------------------------------------------------------------------------------------------------
l. Our approval of transfer by           12                      We have the right to approve all
you                                                              transfers but will not unreasonably
                                                                 withhold approval

---------------------------------------------------------------------------------------------------------------------
m. Conditions for our approval           12                      Includes payment of amounts due; no
                                                                 defaults; release signed; new franchisee
                                                                 qualifies and signs new agreement;
                                                                 upgrade business; training; transfer fees
                                                                 (see also r. below)
---------------------------------------------------------------------------------------------------------------------
n. Our right of first refusal to         12                      We can match any offer for your
acquire your business                                            business
---------------------------------------------------------------------------------------------------------------------
o. Our option to purchase your           12                      Upon expiration or termination we have
business                                                         the right to acquire certain assets
---------------------------------------------------------------------------------------------------------------------
p. Your death or disability              12                      Franchise may be transferred to heirs or
                                                                 to approved third party within 6 months
                                                                 with Airsopure Approval
---------------------------------------------------------------------------------------------------------------------
q. Non-competition covenants             13                      No involvement in competing business
during the term of the franchise
---------------------------------------------------------------------------------------------------------------------
r. Non-competition covenants             16                      No competing business for two years
                                                                 within 25 miles of Designated Territory
                                                                 or any other Airsopure franchise
---------------------------------------------------------------------------------------------------------------------
s. Modification of the                   18                      No modifications generally but
agreement                                                        Operations Manual and products subject
                                                                 to change

---------------------------------------------------------------------------------------------------------------------
t. Integration/merger clause             18                      Only the terms of the Franchise
                                                                 Agreement is binding (subject to state
                                                                 law).  Any other promises may not be enforceable.
---------------------------------------------------------------------------------------------------------------------
u. Dispute resolution by                 19                      Non-binding mediation prior to other legal actions
arbitration or mediation                                         by either party
---------------------------------------------------------------------------------------------------------------------
v. Choice of forum                       18                      Litigation must be in Texas
---------------------------------------------------------------------------------------------------------------------
w. Choice of law                         18                      Texas law applies
---------------------------------------------------------------------------------------------------------------------

These states have statutes which may supersede the Franchise Agreement in your relationship with us including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code, tit.], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [Rev. Stat. Chapter 121 _ par 1719-1720], INDIANA [Stat. Section 23-2-2.7], IOWA [Code Sections 523H.1-523H.17, MICHIGAN [Stat. Section 19.854 (27)], MINNESOTA [Stat.
Section 80C.14], MISSISSIPPI [Code Section 75-24-51, MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401],

NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 3.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN (Stat. Section 135.03]. These and other states may have court decisions which may supersede the Franchise Agreement in your relationship with us, including the areas of termination and renewal of your franchise. SEE APPENDIX "A" REGARDING CERTAIN PROVISIONS OF CALIFORNIA LAW.


                                     ITEM 18
                                 PUBLIC FIGURES

We do not use any public figure to promote our franchise.

                                     ITEM 19
                                 EARNINGS CLAIMS

Airsopure does not furnish or authorize its salespersons to furnish any oral or written information concerning the actual or potential sales, cost, income or profits anticipated from operation of an Airsopure Center. Actual results will vary from Center to Center, and we cannot estimate the results of any particular franchise.


---------------------------------------------------------------------------------------------------------------------------
                                     ITEM 20
                                 LIST OF OUTLETS

                 FRANCHISED CENTER STATUS SUMMARY FOR YEAR 1999

----------------------------------------------------------------------------------------------------------------------
    STATE       TRANSFERS     CANCELED OR         NOT         REACQUIRED      LEFT THE      TOTAL       FRANCHISES
                               TERMINATED       RENEWED           BY           SYSTEM     FROM LEFT      OPERATING
                                                              AIRSOPURE        OTHER       COLUMNS      AT YEAR END
----------------------------------------------------------------------------------------------------------------------
    Texas           0              0               0              0              0            0              0
----------------------------------------------------------------------------------------------------------------------
    Totals          0              0               0              0              0            0              0
----------------------------------------------------------------------------------------------------------------------

Note: All numbers are as of December 31 for each year. Airsopure is a new franchise offering. There were not any franchises operating or sold in 1999.

                  STATUS OF COMPANY OWNED CENTERS FOR YEAR 1999

    ----------------------------- ---------------------------- --------------------------- ----------------------------
               STATE                    CENTERS CLOSED               CENTERS OPENED               TOTAL CENTERS
                                          DURING YEAR                 DURING YEAR                   OPERATING
                                                                                                   AT YEAR END
    ----------------------------- ---------------------------- --------------------------- ----------------------------
    Texas                                      0                           0                            0
    ----------------------------- ---------------------------- --------------------------- ----------------------------
    Totals                                     0                           0                            0
    ----------------------------- ---------------------------- --------------------------- ----------------------------

                    PROJECTED OPENINGS AS OF FEBRUARY 1, 2000

 ---------------------------------------------------------------------------------------------------------------
       STATE             FRANCHISE AGREEMENTS          PROJECTED FRANCHISED            PROJECTED COMPANY
                      SIGNED BUT CENTER NOT OPEN      NEW CENTERS IN THE NEXT          OWNED OPENINGS IN
                                                            FISCAL YEAR                 NEXT FISCAL YEAR
 ---------------------------------------------------------------------------------------------------------------
 Arizona                          0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 California                       0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 Colorado                         0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 Florida                          0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 Georgia                          0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 New Jersey                       0                              1                             0
 ---------------------------------------------------------------------------------------------------------------
 Texas                            0                              1                             1
 ---------------------------------------------------------------------------------------------------------------
 Totals                           0                              7                             1
 ---------------------------------------------------------------------------------------------------------------

                  ITEM 21                   FINANCIAL STATEMENTS

Exhibit D is the audited financial statement for Airsopure International Group, Inc., as of February 1, 2000, although the fiscal year for Airsopure ends on May 31.

                                     ITEM 22
                                    CONTRACTS

The following documents and contracts are part of this offering circular as
Exhibits:

State Administrators                        Exhibit A
Agents for Service of Process               Exhibit B
Franchise Agreement                         Exhibit C
Financial Statement                         Exhibit D
Trademark License Agreement                 Exhibit E
Personal Guarantee                          Exhibit F
Confidentiality Agreement                   Exhibit G
Development Agreement                       Exhibit H

                                     ITEM 23
                                     RECEIPT

The last two pages of this Offering Circular are detachable Receipts acknowledging receipt of this Offering Circular (one for your records, one for ours).

                                   EXHIBIT E
                           TRADEMARK LICENSE AGREEMENT

This Trademark License Agreement ("License Agreement") is made and entered into effective as of (although not necessarily on ) January 1, 2000 by and between Airsopure, Inc., a Texas corporation with its principal place of business at 15400 Knoll Trail, Ste. 200, Dallas, TX 75248 ("AI"), and Airsopure International Group, Inc., a Nevada corporation with its principal place of business at 15400 Knoll Trail, Ste. 200, Dallas, TX 75248 ("AIGI").

WHEREAS, AI has developed and acquired valuable rights and goodwill in certain trade names and service marks including the name and mark "Airsopure", the service mark attached hereto as Attachment A, and all logos, insignias, and trade dress associated therewith.

WHEREAS, AI owns the trademark on file with the United States Patent and Trademark Office for the national registration of the service mark "Airsopure" and all goodwill associated therewith.

WHEREAS, the above-described trade name, trademark, service mark, logo, insignia, trade dress, registrations, and applications, together with all goodwill and rights associated therewith, are hereinafter sometimes collectively referred to as the "Marks".

WHEREAS, AI desires to grant AIGI a non-exclusive license to use and sublicense the Marks in connection with the business to be conducted by AIGI and its sublicensees, subject to AI's right to control the standard of services offered under the Marks and subject to AI's right to utilize the Marks for its own account.

NOW, THEREFORE, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed: AI and AIGI hereby agree as follows:

1. AI hereby grants to AIGI the perpetual prepaid right to use the Marks on a worldwide basis under the terms and conditions set forth herein. The license hereby granted shall be non-exclusive; save and except that AI reserves the right to use the Marks for its own account in accordance with Paragraph 7 hereof. AIGI hereby accepts such license and agrees to be bound by and subject to the terms and conditions hereof.

2. In order to protect the goodwill associated with the Marks, and in order to prevent any deception to the public, AIGI shall insure that all services provided under the Marks shall conform to such standards and specifications as to quality as may be prescribed by AI and approved by AIGI from time to time. AI and AIGI agree that the license of the Marks shall be limited to the promotion and operation of Airsopure Centers by AIGI or its licensees, the promotion, marketing, and selling of Airsopure franchises by AIGI or its sublicensees, and any other use necessary or incident thereto. Any other use of the Marks shall require the prior written consent of AI, which consent shall not be unreasonably withheld.

3. AI specifically authorizes AIGI to sublicense the Marks to third parties which own and operate "Airsopure" Centers in retail outlets pursuant to Franchise Agreements entered into with AIGI. AIGI agrees that it shall diligently monitor its sublicensees' use of the Marks in order to insure that all service provided under said Marks conforms to such standards and specifications as to quality which may be prescribed by AI and approved by AIGI. AI specifically acknowledges that the restrictions on the use of the Marks set forth in AIGI's franchising program comply with AI's standards and specifications. AIGI agrees to notify AI in writing of any unauthorized use of the Marks by any third parties.

4. AIGI acknowledges that AI is the sole owner of the Marks and that all goodwill arising from the use of said Marks by AIGI shall inure to the benefit of AI. AI shall have the right to inspect and observe the uses made by AIGI or its sublicenses of the Marks, and AIGI agrees to supply AI upon request, specimens of its use of the Marks.

5. AI will maintain in good standing and police the Marks against any infringing use. At the request of AIGI, AI will file suit or take appropriate legal action against infringing third parties and/or defend the Marks against conflicting claims asserted by third parties. AI shall give AIGI prompt written notice of any third party claim asserted or of any infringing use by any third party with respect to the Marks, shall consult with AIGI with respect to policing or defending the Marks, and shall allow AIGI to participate in and become a party to any litigation or proceeding relating to the Marks.

6. AI represents and warrants to AIGI that it will diligently maintain a federally registered service mark for Airsopure.

7. AI warrants and represents to AIGI that its use of the Marks will be limited to the geographical areas in which neither AIGI nor any licensee of AIGI is operating a Airsopure Center. AI agrees that it shall not utilize the Marks nor further license the use of the Marks in any location or locations which is within the assigned territory of any licensee of AIGI under a validly existing Franchise Agreement, unless AIGI makes arrangements with such licensee.

8. Any party alleging a default thereunder shall give the defaulting party written notice detailing with specificity the nature of the default and affording the defaulting party a thirty (30) day period in which to cure such default. In the event the defaulting party fails to cure such default within such thirty (30) day period, the defaulting party shall have the right to terminate this License by written notice to the nondefaulting party and/or pursue such relief or remedies as may be available at law or in equity. Upon termination of this License, the rights of AIGI or its licenses to use the Marks shall be modified as follows: (i) AIGI shall no longer be entitled to utilize or license to new franchisees the right to use the Marks, (ii) AI shall be entitled to use and license to third parties the right to use the Marks, (iii) AIGI shall, at AI's request, assign to AI AIGI's right, title and interest in and to all Franchise Agreements with franchisees; and (iv) any then existing franchisee of AIGI to whom the right to utilize the Marks has been licensed may continue to utilize the Marks until the expiration of the term of its Franchise Agreement and any renewal or option periods available or afforded to such franchisee at law or by agreement.

9. Any notice required or permitted to be given hereunder shall be delivered by United States Mail via certified mail, return receipt requested, addressed to the appropriate party at the address for such party set forth hereinabove, and shall be deemed received five (5) days following deposit in a regularly maintained receptacle for the United States mail, postage prepaid, and delivered as aforesaid. Either party may change their address by notice hereunder.

10. This License, and the rights and obligations of the parties hereunder, shall continue for an indefinite term unless and until the parties otherwise agree in writing.

11. Except for AIGI's right to license the Marks to franchisees, neither party shall have the right to assign or transfer its rights, duties, privileges and obligations hereunder without the prior consent of the other party.

12. Each party hereby represents and warrants to the other that the parties executing this License on their behalf are duly authorized to enter into this License and that, upon full execution, this License will constitute the legal and binding agreement of the parties, enforceable in accordance with its terms.

13. This License shall be governed by and construed in accordance with the laws of the United States of America and the State of Texas and shall be performable in Dallas County, Texas.

14. Subject to the restrictions against assignment and transfer as set forth herein, this License shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

15. This License may be modified only by mutual agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the day and year first above set forth.

AIRSOPURE, INC.,
a Texas corporation

By: C.J. Comu (SIGNATURE ON FILE)
    ---------
Title: Chairman

AIRSOPURE INTERNATIONAL GROUP, INC.,
a Nevada corporation

By:  JOHN POTTER  (SIGNATURE ON FILE)
     -----------
Title: President

                                    EXHIBIT A

                                  SERVICE MARK
                                   [GRAPHIC]


                                       2